Investor Presentation

NASDAQ Ticker: SEV

Listing Date: October 16th, 2025



Disclaimer

Statements in this presentation, including but not to limited to those regarding the possible or assumed future performance of Aptera Motors Corp. ("Aptera" or the "Company") or its industry, may constitute forward-looking statements. These statements can be identified by the use of words such as "believes", "anticipates", "expects", "intends", "plans", and similar expressions. By their nature, forward-looking statements involve known and unknown risks and uncertainties because they relate to events and depend on circumstances that will occur in the future, including those described in the "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" sections in our Registration Statement on Form S-1 (File No. 333-289898) (the "Registration Statement") filed with the U.S. Securities and Exchange Commission (the "SEC"). Such factors may cause actual results to differ materially. These forward-looking statements speak only as of the date of this presentation, and the Company undertakes no obligation to update them.

Certain information in this presentation is based on data obtained from third-party sources and Aptera's own internal estimates. While Aptera believes these sources to be reliable, it has not independently verified the information and makes no representations as to its accuracy or completeness.

This presentation may include "non-GAAP financial measures". These non-GAAP measures may not be comparable to similarly-titled measures presented by other companies and should not be construed as an alternative to financial measures determined in accordance with GAAP. Refer to the Appendix for a reconciliation of any non-GAAP financial measures to the most directly comparable GAAP measures.

This presentation relates to the registration of the resale of shares of Class B Common Stock by certain existing stockholders of the Company. The Company will not receive any proceeds from the sale of shares in this offering. This presentation shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

We have filed the Registration Statement (including a prospectus) with the SEC for the offering to which this presentation relates. Before you invest, you should read the prospectus in that Registration Statement and other documents we have filed with the SEC for more complete information about us and this offering. You may get these documents for free by visiting the EDGAR database on the SEC website.

Cautionary Note Regarding Forward Looking Statements

This presentation contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act, as amended, including those relating to the Company's product development, market opportunity, competitive position, possible or assumed future results of operations, business strategies, potential growth opportunities and other statements that are predictive in nature. These forward-looking statements are based on current expectations, estimates, forecasts and projections about the industry and markets in which we operate and management's current beliefs and assumptions.

These statements may be identified by the use of forward-looking expressions, including, but not limited to, "expect," "anticipate," "believe," "estimate," "potential," "predict," "project," "should," "would," and similar expressions and the negatives of those terms. These statements relate to future events or our financial performance and involve known and unknown risks, uncertainties, and other factors which may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Such factors include those set forth in the Company's filings with the Securities and Exchange Commission including the Registration Statement on Form S-1 (File No. 333-289898), declared effective by the Securities and Exchange Commission on September 30, 2025. Prospective investors are cautioned not to place undue reliance on such forward-looking statements, which speak only as of the date of this presentation. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise.

Aptera's driven to build a future where every journey is powered by the Sun




Modern transportation's
driven by pollution

Aptera is the solution



With compelling efficiency and range



Solar energy gives you the freedom to travel untethered from the grid





Solar Differentiation

We are creating **a new vehicle segment**

The Aptera is designed to be the **FIRST** vehicle that can provide meaningful daily solar charging

This is **FREEDOM!**



The Possible World Changing Impact of 1 Million Aptera Vehicles

10B

Miles of FREE solar driving per year

8.8B CO2

Less pounds of Co2 in the atmosphere per year

9.8M

Barrels of gasoline Saved per year

- The average car gets 24.4mpg. At 10B miles of free solar powered driving the fuel saving are 10b/24.4mpg = 410M gallons of fuel/42 gallons to a barrel = 9.76M barrels of gasoline saved per year(source afdc.energy.gov)
- 400g of CO2 per mile driven means 10b Miles driven = 4,000,000,000,000g ÷ 453.59237(g to lbs) = 8,818,490,487lbs CO2 (source EPA.gov)
- 1 million Apterae driven 10,000 miles a year on free solar power = 10B miles/year

Our Company


aptera
5818

Aptera exists to **do more**



1 We've built a mission driven community of reservation holders

- Close to **50,000** reservations
- **20,000+** Existing investors
- **1M+** Community of Social Followers

2 We're Scalable and capital-light

- Production Facility in place
- Expert supply chain partners: **LG Energy, Yazaki, Hankook**
- Grant funding from **California Energy Commission**

3 We're building category-defining technology

- The most **efficient focused EV ever**
- Designed for up to **40 miles/day of solar range**
- The **lowest aerodynamic drag and lightest weight** production electric vehicle available

Validated Market Demand

We believe we have strong backlog-to-capacity coverage. Unique product and form factor make it unlikely that the Aptera is cross-shopped against other EVs.

Close to 50k Reservations

With our **first 2,000 delivery slots** secured with over **$20K in equity investments on average**



Manufacturing Model

- **Composite-based architecture:** Just **six key structural parts**
- **Lean production footprint:** No stamping, welding, heavy robotics, or paint
- **Cost-effective tooling:** Simplified setup with **reduced workforce**
- **Modular micro factories: <100k sq-ft**, designed for up to **20,000 units/year**


Vehicle Grade Fiberglass


Forged Carbon Fiber







Supply Chain Strength

Tier-1 supplier network: Key components sourced from Mitsubishi Chemical Group, LG Energy Solution, Hankook.

Standardized supply chain: Common components support potential global replication and cost control.

Scalable operations: Simplified logistics and inventory to enable potential efficient growth across regions.

Leadership Team

Steve Fambro
Founder & CEO



Chris Anthony
Founder & CEO



Tom DaPolito
CFO



Tim Dine
Senior Director, Engineering



Leon Kaunitz
SVP, Engineering



Blake Ryan
VP, Finance



Chris McCammon
Head of Marketing



Tony Kirton
Independent Director



Todd Butz
Independent Director



Our First Product





Designed to Utilize Energy Efficiency & Aerodynamics as a Strategic Lever

The most efficient EV; enables **smaller battery packs, lower build costs, lower capex, and higher margins**

With **most daily driving fueled by free Solar Power**

- The average drive per day is between 25 and 50km per day(solaronev.com)

Vehicle Specifications

1/3

Energy Per Mile

~ A third of the energy
per mile versus the average EV

1/2

Weight

~ Half the weight of the average EV


9AZL154
9GNB632

- Our 100Wh/Mi versus the industry average of 309Wh/Mi (source ev-database.org)
- Our 2,200lb versus the average EV of 4,400lbs (source sustainabilitybynumbers.com

Vehicle Specifications

Storage


JUL CAL
MFG 2A 05821

32.5 ft^3 of storage
(2x the storage of a Toyota Camry)

Aptera is designed for safety

Low center of gravity
makes Aptera extremely stable

Composite structures give **superior strength-to-weight ratios compared to steel**

Structural battery pack **moves impact loads around the battery**

Large front crumple zone and side impact protection



Large crumple zones, rollover and side impact protection, seat belts, and airbags.



Solar Power is Integral to the Platform

In optimal sunny locations, our solar can generate over **10,000 miles** of free driving per year, with over **1,000 miles per month** in summer.

Our Solar EV can de-stress the grid by providing clean driving power

Most drivers may **never have to charge their Aptera in sunny locations**

Many **solar revenue streams are being developed from our Solar IP Portfolio**

- Our standard full solar package has been internally tested and show to produce over 10,000 miles a year of driving power in sunny locations at an average consumption rate of 100Wh/Mile.
- The average drive per day is roughly 21.23miles or 34km per day or roughly 7,750miles/yr or 12,400km/yr (solaronev.com)

These elements combine to create a one-of-a-kind vehicle with…

A range of up to **400 miles**

No need to charge
for most daily driving in sunny locations

Performance that's **difficult for established Automotive Industry to replicate**



- Our internal testing shows our 44kWh(42kWh usable) battery pack can drive 400 miles on a charge at an average consumption rate of 100Wh/Mile
- The average drive per day is roughly 21.23miles or 34km per day or roughly 7,750miles/yr or 12,400km/yr (solaronev.com) Our standard full solar package has been internally tested and shown to produce over 10,000 miles a year in sunny locations.

Our Future Products











Aptera Solar Business

Active Licensing Underway

Strategic IP Portfolio

Scalable revenue stream

Versatility Platform

Technology Front Runner

- Some images are Computer renderings of potential future Aptera products

Already shipping to advanced applications



Expanding Aptera From Road to Industry

Leveraging our three-wheeled design to scale
into commercial applications and adjacent industries



- This is a Computer rendering of a potential future Aptera product

Supporting Details & Financials



Funding and Execution Strategy



$65 Million		$160 Million	Self Funded
Validation Vehicle Builds	**First Customer Deliveries**	**High Volume Production**	**Multi Plant Expansion**
Crash testing Brake & suspension calibration Software testing	Low volume production Manual built vehicles Supply chain validation	Automated assembly High volume parts pricing Sales & service network	Duplicate assembly facility Establish solar and battery manufacturing hubs

Why Aptera's Becoming a PBC

(Public Benefit Corporation)

Aptera exists to advance the future of efficient transportation through sustainable, solar-powered electric vehicles. By becoming a PBC, Aptera's board is legally obligated to balance profit with purpose - considering not only shareholder value but also the broader impact of its actions on its public benefit mission.



Investor Takeaways

Aptera is here **to Do More!**

We've got the **team and tech to make Solar a reality for transportation**

You can help us **build a bright future with SEV**



Risk Factors

The following is a summary of certain risk factors described in our registration statement and should be read together with,and not as a substitute for, the more detailed discussion therein, as these factors could materially and adversely affect our business, financial condition and results of operations.

Financial & Operational Risks:

Limited Operating History & Lack of Profitability:

- The Company has a short operating history, no revenue, and has not yet generated profits.
- There is substantial doubt about the Company's ability to continue as a "going concern," as indicated by the auditor's opinion.
- Significant future capital raises are required, with no assurance of success.
- Future fundraising may dilute existing investors, potentially at a significant discount.

Capital-Intensive Industry & Funding Dependence:

- The automotive industry is capital-intensive, requiring substantial ongoing funding.
- Reliance on future equity, debt, and other financing, with potential unfavorable terms.
- Inability to raise sufficient capital could force a reduction in planned development.

Supply Chain & Manufacturing Challenges

- Dependence on single-source suppliers for critical components, posing a risk of shortages and delays.
- Exposure to industry-wide supply chain disruptions, including semiconductor shortages and logistical issues.
- Limited experience in high-volume vehicle manufacturing, with potential for delays and cost overruns.
- The Company has had past production delays due to financial restraints, supply chain issues, and technological challenges.
- Tariffs and related trade barriers could impact the imports and exports of key components and materials used in our vehicles.

Product Performance & Reliability:

- Risk of vehicle defects, software errors, and performance issues impacting customer satisfaction and sales.
- Potential for battery degradation and range limitations, leading to customer complaints and warranty claims.
- The Company will initially depend on revenue generated from a single vehicle model.

Risk Factors Continued

Competitive Landscape & Market Adoption:

- Intense competition from established and emerging vehicle manufacturers with greater resources.
- Dependence on consumer acceptance of energy-efficient, solar-powered three-wheeled vehicles.
- Volatility in demand within the passenger vehicle industry.
- Significant technological and legal barriers to entry.

Regulatory & Legal Risks:

- Compliance with vehicle safety, emissions, and other regulations, which may delay production.
- Potential for product liability claims and associated financial and reputational damage.
- Risks related to intellectual property protection, including patent litigation and infringement claims.
- Ongoing investigation from the SEC, and the risk of future litigation.

Economic & External Factors:

- Vulnerability to global economic recessions, financial institution instability, and other downturns.
- Uncertainty over government purchase incentives for electric vehicles.

Dependency on key personnel:

- The Company is highly dependent on a small management team.

No Firm Commitment Underwriting Direct Listing Risks:

- Listing process differs significantly from a traditional IPO, with potential for increased volatility, lack of price discovery, and potentially fewer legal protections for investors.
- None of our stockholders are party to any contractual lock-up agreement or other contractual restrictions on transfer.

Emerging Growth Company Status:

- Reliance on reduced disclosure requirements, potentially making the stock less attractive to some investors.

Public Benefit Corporation:

- As a public benefit corporation, our duty to balance a variety of interests may result in actions that do not maximize stockholder value.

Risks related to being a public company:

- Increased cost of compliance, and the burden of reporting.
- Management teams lack of experience managing a public company.
- Risk related to changes in accounting principles.